UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

SPRINT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-04721	46-1170005
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas		66251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (877) 564-3166

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 14, 2018, the Company announced that three wholly owned special purpose subsidiaries have priced an offering of $3,937,500,000 wireless spectrum-backed notes consisting of approximately $2.1 billion of Series 2018-1 4.738% Senior Secured Notes, Class A-1, and $1.8 billion of Series 2018-1 5.152% Senior Secured Notes, Class A-2, in a private transaction that is exempt from the registration requirements of the Securities Act of 1933, as described in the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

March 14, 2018	By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice President and Corporate Secretary

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